Exhibit 99.2

Wessex House, 4th Floor
45 Reid Street
Hamilton HM 12 Bermuda 441-278-9250 441-278-9255 fax Contact: John C.R. Hele Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information

as of September 30, 2009 (unaudited)

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Changes in Shareholders’ Equity	4
	d.	Consolidated Statements of Comprehensive Income	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results	8-9
	c.	Insurance Segment Underwriting Results	10-11
	d.	Reinsurance Segment Underwriting Results	12-13

IV.	Investment Information
	a.	Investable Asset Summary, Fixed Income Metrics and Credit Quality Distribution	14
	b.	Composition of Fixed Maturities and Analysis of Corporate Exposures	15
	c.	Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	16
	d.	Bank Loans	17

V.	Other
	a.	Comments on Regulation G	18
	b.	Operating Income Reconciliation	19
	c.	Annualized Operating Return on Average Common Equity	20
	d.	Capital Structure	21

All financial information contained herein is unaudited, except for the consolidated balance sheet as of December 31, 2008 and 2007.

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2009	2008	Change	2009	2008	Change

Gross premiums written	$937,328	$903,533	3.7%	$2,874,219	$2,843,611	1.1%

Net premiums written	$727,308	$692,692	5.0%	$2,244,025	$2,190,152	2.5%

Net premiums earned	$734,385	$733,031	0.2%	$2,134,207	$2,146,940	(0.6)%

Underwriting income (loss)	$73,835	$(38,516)	(291.7)%	$256,848	$151,260	69.8%

Net investment income	$100,213	$117,022	(14.4)%	$296,580	$356,335	(16.8)%
Per diluted share	$1.60	$1.86	(14.0)%	$4.74	$5.44	(12.9)%

Net income available to common shareholders	$274,407	$26,390	939.8%	$566,405	$408,094	38.8%
Per diluted share	$4.39	$0.42	945.2%	$9.05	$6.23	45.3%

After-tax operating income available to common shareholders (1)	$160,332	$64,094	150.2%	$492,374	$451,452	9.1%
Per diluted share	$2.56	$1.02	151.0%	$7.87	$6.89	14.2%

Comprehensive income (loss)	$526,441	$(250,468)	(310.2)%	$1,124,631	$(25,039)	(4,591.5)%

Cash flow from operations	$316,309	$382,189	(17.2)%	$834,854	$972,997	(14.2)%

Diluted weighted average common shares and common share equivalents outstanding	62,533,816	62,830,910	(0.5)%	62,590,228	65,530,570	(4.5)%

Underwriting ratios:
Loss ratio	60.6%	74.9%	(14.3)%	58.3%	63.2%	(4.9)%
Acquisition expense ratio	16.6%	18.1%	(1.5)%	17.4%	17.0%	0.4%
Other operating expense ratio	12.8%	12.3%	0.5%	12.3%	12.7%	(0.4)%
Combined ratio	90.0%	105.3%	(15.3)%	88.0%	92.9%	(4.9)%

Annualized operating return on average common equity	16.4%	7.6%	8.8%	18.1%	17.4%	0.7%

(1) See page 18, Comments on Regulation G.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2009	2009	2009	2008	2008	2008	2008	2007	2007	2009	2008
Revenues
Gross premiums written	$937,328	$911,920	$1,024,971	$825,465	$903,533	$886,926	$1,053,152	$828,160	$999,159	$2,874,219	$2,843,611

Net premiums written	$727,308	$693,854	$822,863	$615,574	$692,692	$686,118	$811,342	$577,666	$694,630	$2,244,025	$2,190,152
Decrease (increase) in unearned premiums	7,077	5,404	(122,299)	82,940	40,339	19,557	(103,108)	134,550	40,899	(109,818)	(43,212)
Net premiums earned	734,385	699,258	700,564	698,514	733,031	705,675	708,234	712,216	735,529	2,134,207	2,146,940
Net investment income	100,213	100,485	95,882	111,745	117,022	117,120	122,193	120,807	118,464	296,580	356,335
Net realized gains (losses)	70,638	(11,793)	(5,164)	(27,704)	(23,001)	(1,920)	48,686	38,463	16,868	53,681	23,765

Other-than-temporary impairment losses	(7,860)	(37,381)	(97,422)	(75,169)	(82,533)	(10,749)	(12,711)	(19,731)	(2,721)	(142,663)	(105,993)
Less investment impairments recognized in other comprehensive income, before taxes	3,217	16,518	61,288	—	—	—	—	—	—	81,023	—
Net impairment losses recognized in earnings	(4,643)	(20,863)	(36,134)	(75,169)	(82,533)	(10,749)	(12,711)	(19,731)	(2,721)	(61,640)	(105,993)

Fee income	826	817	925	1,456	944	1,238	1,068	1,866	1,610	2,568	3,250
Equity in net income (loss) of investment funds accounted for using the equity method	69,119	75,890	(9,581)	(174,147)	(1,731)	19,583	(22,313)	(906)	(5,283)	135,428	(4,461)
Other income	5,687	4,950	3,951	211	3,067	4,968	4,036	5,483	2,696	14,588	12,071
Total revenues	976,225	848,744	750,443	534,906	746,799	835,915	849,193	858,198	867,163	2,575,412	2,431,907

Expenses
Losses and loss adjustment expenses	444,914	398,858	400,542	490,816	548,886	404,625	404,417	395,751	402,695	1,244,314	1,357,928
Acquisition expenses	122,739	123,814	126,458	123,231	133,413	119,226	114,639	111,702	131,424	373,011	367,278
Other operating expenses	99,743	99,294	87,116	100,385	95,652	102,578	97,187	101,275	95,545	286,153	295,417
Interest expense	6,001	5,712	5,712	6,285	6,241	5,788	5,524	5,523	5,524	17,425	17,553
Net foreign exchange (gains) losses	19,755	53,658	(25,205)	(51,479)	(68,395)	(298)	23,587	4,121	23,656	48,208	(45,106)
Total expenses	693,152	681,336	594,623	669,238	715,797	631,919	645,354	618,372	658,844	1,969,111	1,993,070

Income before income taxes	283,073	167,408	155,820	(134,332)	31,002	203,996	203,839	239,826	208,319	606,301	438,837

Income tax expense (benefit)	2,205	8,818	9,490	2,179	(1,849)	5,253	7,956	(1,044)	2,113	20,513	11,360

Net Income (Loss)	280,868	158,590	146,330	(136,511)	32,851	198,743	195,883	240,870	206,206	585,788	427,477

Preferred dividends	6,461	6,461	6,461	6,461	6,461	6,461	6,461	6,461	6,461	19,383	19,383

Net income (loss) available to common shareholders	$274,407	$152,129	$139,869	$(142,972)	$26,390	$192,282	$189,422	$234,409	$199,745	$566,405	$408,094

Net income (loss) per common share
Basic	$4.56	$2.52	$2.32	$(2.38)	$0.44	$3.05	$2.90	$3.44	$2.87	$9.39	$6.50
Diluted (1)	$4.39	$2.43	$2.24	$(2.38)	$0.42	$2.92	$2.78	$3.31	$2.76	$9.05	$6.23

Weighted average common shares and common share equivalents outstanding
Basic	60,156,219	60,417,391	60,313,550	60,048,258	60,109,932	62,995,550	65,295,516	68,074,208	69,561,789	60,295,144	62,790,514
Diluted (1)	62,533,816	62,626,317	62,559,969	60,048,258	62,830,910	65,748,119	68,019,413	70,901,361	72,378,940	62,590,228	65,530,570

(1) Due to the net loss recorded in the 2008 fourth quarter, diluted weighted average common shares and common share equivalents for such period do not include 2.5 million dilutive common share equivalents since the inclusion of such common share equivalents would have had an anti-dilutive effect on the loss per share under GAAP.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008	2008	2008	2007	2007
Assets
Investments:
Fixed maturities available for sale, at market value	$9,265,961	$8,944,110	$8,540,653	$8,122,221	$7,544,831	$7,746,296	$7,591,695	$7,137,998	$7,342,238
Short-term investments available for sale, at market value	706,157	660,859	749,708	479,586	863,783	645,587	631,285	699,036	1,315,903
Investment of funds received under securities lending agreements, at market value	611,496	556,473	550,821	730,194	933,797	918,207	1,228,868	1,503,723	920,306
TALF investments, at market value (1)	250,517	—	—	—	—	—	—	—	—
Other investments	154,526	115,260	104,988	109,601	142,146	295,638	316,252	353,694	280,241
Investment funds accounted for using the equity method	376,381	370,165	293,452	301,027	384,139	351,879	294,379	235,975	216,917
Total investments	11,365,038	10,646,867	10,239,622	9,742,629	9,868,696	9,957,607	10,062,479	9,930,426	10,075,605

Cash	385,149	336,693	244,037	251,739	239,097	246,544	258,680	239,915	250,804
Accrued investment income	77,762	70,854	65,365	78,052	82,218	76,313	73,686	73,862	70,697
Investment in joint venture	101,473	100,656	101,143	98,341	98,951	100,000	—	—	—
Fixed maturities and short-term investments pledged under securities lending agreements, at market value	609,334	559,385	559,691	728,065	905,546	890,822	1,190,086	1,463,045	884,375
Premiums receivable	697,806	735,969	720,724	628,951	738,694	859,261	880,946	729,628	902,987
Unpaid losses and loss adjustment expenses recoverable	1,709,756	1,740,248	1,710,781	1,729,135	1,656,848	1,586,201	1,652,117	1,609,619	1,581,909
Paid losses and loss adjustment expenses recoverable	58,588	53,432	76,312	63,294	105,491	113,439	110,962	132,289	132,039
Prepaid reinsurance premiums	283,290	283,488	274,578	303,707	335,210	364,226	419,046	480,462	541,529
Deferred acquisition costs, net	303,826	307,896	313,973	295,192	310,916	319,732	311,364	290,059	301,974
Receivable for securities sold	998,431	1,192,659	1,191,896	105,073	1,099,000	1,053,379	671,354	17,359	82,383
Other assets	592,701	613,788	594,165	592,367	690,135	713,978	723,755	657,603	639,700
Total Assets	$17,183,154	$16,641,935	$16,092,287	$14,616,545	$16,130,802	$16,281,502	$16,354,475	$15,624,267	$15,464,002

Liabilities
Reserve for losses and loss adjustment expenses	$7,879,586	$7,809,034	$7,709,317	$7,666,957	$7,569,543	$7,349,083	$7,319,141	$7,092,452	$6,949,449
Unearned premiums	1,627,519	1,632,989	1,617,431	1,526,682	1,653,855	1,735,371	1,810,324	1,765,881	1,960,228
Reinsurance balances payable	159,898	158,974	146,981	138,509	214,550	254,830	322,280	301,309	336,134
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000	100,000	—	—	—
TALF borrowings, at market value (1)	219,843	—	—	—	—	—	—	—	—
Securities lending payable	625,706	574,014	574,337	753,528	950,327	918,207	1,228,868	1,503,723	920,306
Payable for securities purchased	1,197,411	1,432,395	1,433,732	123,309	1,138,117	1,064,224	710,994	23,155	515,218
Other liabilities	612,369	604,561	580,093	574,595	687,700	673,554	658,324	601,936	607,872
Total Liabilities	12,722,332	12,611,967	12,461,891	11,183,580	12,614,092	12,395,269	12,349,931	11,588,456	11,589,207

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares	130	130	130	130	130	130	130	130	130
Common shares	595	610	605	605	602	619	646	673	691
Additional paid-in capital	917,204	1,006,315	996,417	994,585	977,059	1,089,636	1,269,821	1,451,667	1,577,284
Retained earnings	3,321,113	3,046,706	2,894,577	2,693,239	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708
Accumulated other comprehensive income (loss), net of deferred income tax	221,780	(23,793)	(261,333)	(255,594)	(297,292)	(13,973)	116,408	155,224	102,982
Total Shareholders’ Equity	4,460,822	4,029,968	3,630,396	3,432,965	3,516,710	3,886,233	4,004,544	4,035,811	3,874,795
Total Liabilities and Shareholders’ Equity	$17,183,154	$16,641,935	$16,092,287	$14,616,545	$16,130,802	$16,281,502	$16,354,475	$15,624,267	$15,464,002

Common shares outstanding (2)	59,524,309	60,980,806	60,532,222	60,511,974	60,173,489	61,943,100	64,649,618	67,318,466	69,141,795

Book value per common share	$69.48	$60.76	$54.61	$51.36	$53.04	$57.49	$56.92	$55.12	$51.34

(1) See page 14 for further details on the Company’s participation in the Term Asset-Backed Securities Loan Facility (“TALF”).

(2) Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2009	2009	2009	2008	2008	2008	2008	2007	2007	2009	2008
Non-Cumulative Preferred Shares
Balance at beginning and end of period	$130	$130	$130	$130	$130	$130	$130	$130	$130	$130	$130

Common Shares
Balance at beginning of period	610	605	605	602	619	646	673	691	713	605	673
Common shares issued, net	1	5	0	3	1	2	0	2	0	6	3
Purchases of common shares under share repurchase program	(16)	(0)	(0)	—	(18)	(29)	(27)	(20)	(22)	(16)	(74)
Balance at end of period	595	610	605	605	602	619	646	673	691	595	602

Additional Paid-in Capital
Balance at beginning of period	1,006,315	996,417	994,585	977,059	1,089,636	1,269,821	1,451,667	1,577,284	1,716,295	994,585	1,451,667
Common shares issued	0	2,557	0	996	0	3,511	0	2,172	0	2,557	3,511
Exercise of stock options	2,905	705	528	10,593	4,146	5,324	3,749	3,505	1,721	4,138	13,219
Common shares retired	(98,632)	(2,483)	(3,760)	(39)	(123,510)	(201,498)	(190,278)	(136,357)	(145,865)	(104,875)	(515,286)
Amortization of share-based compensation	6,576	9,949	4,318	5,974	6,792	12,911	4,600	5,053	5,095	20,843	24,303
Other	40	(830)	746	2	(5)	(433)	83	10	38	(44)	(355)
Balance at end of period	917,204	1,006,315	996,417	994,585	977,059	1,089,636	1,269,821	1,451,667	1,577,284	917,204	977,059

Retained Earnings
Balance at beginning of period	3,046,706	2,894,577	2,693,239	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963	2,693,239	2,428,117
Cumulative effect of change in accounting principle (1)	—	—	61,469	—	—	—	—	—	—	61,469	—
Balance at beginning of period, as adjusted	3,046,706	2,894,577	2,754,708	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963	2,754,708	2,428,117
Dividends declared on preferred shares	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(19,383)	(19,383)
Net income (loss)	280,868	158,590	146,330	(136,511)	32,851	198,743	195,883	240,870	206,206	585,788	427,477
Balance at end of period	3,321,113	3,046,706	2,894,577	2,693,239	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	3,321,113	2,836,211

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	(23,793)	(261,333)	(255,594)	(297,292)	(13,973)	116,408	155,224	102,982	(7,034)	(255,594)	155,224
Cumulative effect of change in accounting principle (1)	—	—	(61,469)	—	—	—	—	—	—	(61,469)	—
Balance at beginning of period, as adjusted	(23,793)	(261,333)	(317,063)	(297,292)	(13,973)	116,408	155,224	102,982	(7,034)	(317,063)	155,224
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	248,581	241,588	119,277	64,976	(271,231)	(131,446)	(37,577)	54,354	105,816	609,446	(440,254)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(3,217)	(16,518)	(61,288)	—	—	—	—	—	—	(81,023)	—
Foreign currency translation adjustments, net of deferred income tax	209	12,470	(2,259)	(23,278)	(12,088)	1,065	(1,239)	(2,112)	4,200	10,420	(12,262)
Balance at end of period	221,780	(23,793)	(261,333)	(255,594)	(297,292)	(13,973)	116,408	155,224	102,982	221,780	(297,292)

Total Shareholders’ Equity	$4,460,822	$4,029,968	$3,630,396	$3,432,965	$3,516,710	$3,886,233	$4,004,544	$4,035,811	$3,874,795	$4,460,822	$3,516,710

(1) Adoption of recent accounting guidance regarding the recognition and presentation of other-than-temporary impairments

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2009	2009	2009	2008	2008	2008	2008	2007	2007	2009	2008
Comprehensive Income (Loss)
Net income (loss)	$280,868	$158,590	$146,330	$(136,511)	$32,851	$198,743	$195,883	$240,870	$206,206	$585,788	$427,477
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	300,733	219,648	62,757	(69,067)	(386,052)	(139,831)	12,707	80,187	127,082	583,138	(513,176)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(3,217)	(16,518)	(61,288)	—	—	—	—	—	—	(81,023)	—
Reclassification of net realized (gains) losses, net of income taxes, included in net income	(52,152)	21,940	56,520	134,043	114,821	8,385	(50,284)	(25,833)	(21,266)	26,308	72,922
Foreign currency translation adjustments	209	12,470	(2,259)	(23,278)	(12,088)	1,065	(1,239)	(2,112)	4,200	10,420	(12,262)
Other comprehensive income (loss)	245,573	237,540	55,730	41,698	(283,319)	(130,381)	(38,816)	52,242	110,016	538,843	(452,516)
Comprehensive Income (Loss)	$526,441	$396,130	$202,060	$(94,813)	$(250,468)	$68,362	$157,067	$293,112	$316,222	$1,124,631	$(25,039)

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2009	2009	2009	2008	2008	2008	2008	2007	2007	2009	2008

Operating Activities
Net income (loss)	$280,868	$158,590	$146,330	$(136,511)	$32,851	$198,743	$195,883	$240,870	$206,206	$585,788	$427,477
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(69,281)	11,831	5,620	28,383	23,916	2,955	(46,502)	(38,463)	(16,755)	(51,830)	(19,631)
Net impairment losses included in earnings	4,643	20,863	36,134	75,169	82,533	10,749	12,711	19,731	2,721	61,640	105,993
Equity in net (income) loss of investment funds accounted for using the equity method and other income	(74,985)	(80,662)	10,428	173,955	(1,336)	(24,286)	18,277	(4,577)	2,587	(145,219)	(7,345)
Share-based compensation	6,576	9,949	4,318	5,974	6,792	12,911	4,600	5,053	5,095	20,843	24,303
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	79,701	5,151	83,763	226,284	153,860	95,859	182,498	114,883	129,814	168,615	432,217
Unearned premiums, net of prepaid reinsurance premiums	(6,983)	(4,775)	120,867	(75,899)	(51,494)	(20,133)	105,497	(133,360)	(38,940)	109,109	33,870
Premiums receivable	41,108	(916)	(94,777)	18,896	115,653	21,679	(148,197)	174,098	140,753	(54,585)	(10,865)
Deferred acquisition costs, net	4,356	8,513	(18,933)	10,955	9,229	(8,491)	(21,319)	11,940	7,759	(6,064)	(20,581)
Reinsurance balances payable	(85)	6,187	11,278	(31,791)	(74,317)	(67,451)	19,677	(35,429)	(47,758)	17,380	(122,091)
Other liabilities	(5,849)	5,189	2,802	(131,774)	2,140	7,791	40,490	(4,721)	28,945	2,142	50,421
Other items, net	56,240	83,822	(13,027)	2,460	82,362	25,937	(29,070)	(17,155)	6,156	127,035	79,229
Net Cash Provided By Operating Activities	316,309	223,742	294,803	166,101	382,189	256,263	334,545	332,870	426,583	834,854	972,997

Investing Activities
Purchases of fixed maturity investments	(7,672,665)	(6,565,606)	(3,632,350)	(6,012,984)	(4,184,587)	(3,737,610)	(3,772,652)	(6,103,826)	(5,417,802)	(17,870,621)	(11,694,849)
Proceeds from sales of fixed maturity investments	7,312,976	6,104,789	3,377,680	5,456,446	3,970,441	3,521,141	3,523,338	5,280,324	5,231,766	16,795,445	11,014,920
Proceeds from redemptions and maturities of fixed maturity investments	261,604	208,276	168,758	137,665	127,312	180,437	136,932	149,535	188,665	638,638	444,681
Purchases of TALF investments	(250,231)	—	—	—	—	—	—	—	—	(250,231)	—
Purchases of other investments	(36,485)	(9,681)	(22,670)	(254,729)	(38,036)	(40,837)	(146,815)	(313,388)	(43,870)	(68,836)	(225,688)
Proceeds from sales of other investments	50,658	(4,233)	24,027	224,466	146,388	24,098	65,226	141,697	20	70,452	235,712
Investment in joint venture	—	—	—	—	—	(100,000)	—	—	—	—	(100,000)
Net (purchases) sales of short-term investments	(48,395)	143,819	(204,924)	312,038	(280,724)	(13,462)	74,201	653,433	(226,906)	(109,500)	(219,985)
Change in investment of securities lending collateral	(51,692)	323	179,191	196,799	(32,120)	310,661	274,855	(583,417)	194,653	127,822	553,396
Purchases of furniture, equipment and other	(4,067)	(3,872)	(7,647)	(2,745)	(1,772)	(1,939)	(3,045)	(15,391)	(3,607)	(15,586)	(6,756)
Net Cash Provided By (Used For) Investing Activities	(438,297)	(126,185)	(117,935)	56,956	(293,098)	142,489	152,040	(791,033)	(77,081)	(682,417)	1,431

Financing Activities
Purchases of common shares under share repurchase program	(98,194)	—	(1,552)	—	(123,377)	(199,910)	(189,843)	(136,361)	(145,732)	(99,746)	(513,130)
Proceeds from common shares issued, net	2,152	308	(1,688)	10,497	3,334	5,510	2,540	4,859	1,212	772	11,384
Revolving credit agreement borrowings	—	—	—	—	—	100,000	—	—	—	—	100,000
TALF borrowings	219,843	—	—	—	—	—	—	—	—	219,843	—
Change in securities lending collateral	51,692	(323)	(179,191)	(196,799)	32,120	(310,661)	(274,855)	583,417	(194,653)	(127,822)	(553,396)
Other	88	(1,291)	742	698	502	616	660	634	324	(461)	1,778
Preferred dividends paid	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(19,383)	(19,383)
Net Cash Provided By (Used For) Financing Activities	169,120	(7,767)	(188,150)	(192,065)	(93,882)	(410,906)	(467,959)	446,088	(345,310)	(26,797)	(972,747)

Effects of exchange rate changes on foreign currency cash	1,324	2,866	3,580	(18,350)	(2,656)	18	139	1,186	1,469	7,770	(2,499)

Increase (decrease) in cash	48,456	92,656	(7,702)	12,642	(7,447)	(12,136)	18,765	(10,889)	5,661	133,410	(818)
Cash beginning of period	336,693	244,037	251,739	239,097	246,544	258,680	239,915	250,804	245,143	251,739	239,915
Cash end of period	$385,149	$336,693	$244,037	$251,739	$239,097	$246,544	$258,680	$239,915	$250,804	$385,149	$239,097

Income taxes paid (received), net	$4,234	$19,887	$2,231	$(994)	$7,124	$2,723	$2,510	$746	$1,236	$26,352	$12,357
Interest paid	$529	$11,312	$184	$11,802	$724	$11,259	$0	$11,025	$0	$12,025	$11,983

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. The insurance segment consists of eleven specialty product lines: casualty; construction; executive assurance; healthcare; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (consisting of excess workers’ compensation, employers’ liability and collateral protection business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (consisting of non-traditional and casualty clash business).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended September 30, 2009 and 2008

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	September 30, 2009			September 30, 2008
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$673,986	$266,193	$937,328	$678,338	$228,593	$903,533
Net premiums written	473,676	253,632	727,308	466,115	226,577	692,692

Net premiums earned	$443,319	$291,066	$734,385	$441,049	$291,982	$733,031
Policy-related fee income	814	—	814	872	—	872
Other underwriting-related fee income	—	12	12	—	72	72
Fee income	814	12	826	872	72	944
Losses and loss adjustment expenses	(303,304)	(141,610)	(444,914)	(337,456)	(211,430)	(548,886)
Acquisition expenses, net	(60,964)	(61,775)	(122,739)	(62,752)	(70,661)	(133,413)
Other operating expenses	(72,452)	(21,271)	(93,723)	(71,861)	(18,331)	(90,192)
Underwriting income	$7,413	$66,422	73,835	$(30,148)	$(8,368)	(38,516)

Net investment income			100,213			117,022
Net realized gains (losses)			70,638			(23,001)
Net impairment losses recognized in earnings			(4,643)			(82,533)
Equity in net income (loss) of investment funds accounted for using the equity method			69,119			(1,731)
Other income			5,687			3,067
Other expenses			(6,020)			(5,460)
Interest expense			(6,001)			(6,241)
Net foreign exchange gains (losses)			(19,755)			68,395
Income before income taxes			283,073			31,002
Income tax expense			(2,205)			1,849

Net income			280,868			32,851
Preferred dividends			(6,461)			(6,461)
Net income available to common shareholders			$274,407			$26,390

Underwriting Ratios
Loss ratio	68.4%	48.7%	60.6%	76.5%	72.4%	74.9%
Acquisition expense ratio (2)	13.6%	21.2%	16.6%	14.0%	24.2%	18.1%
Other operating expense ratio	16.3%	7.3%	12.8%	16.3%	6.3%	12.3%
Combined ratio	98.3%	77.2%	90.0%	106.8%	102.9%	105.3%

Net premiums written to gross premiums written	70.3%	95.3%	77.6%	68.7%	99.1%	76.7%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Nine Months Ended September 30, 2009 and 2008

(U.S. dollars in thousands)

	Nine Months Ended			Nine Months Ended
	September 30, 2009			September 30, 2008
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$1,949,040	$934,711	$2,874,219	$1,926,349	$935,738	$2,843,611
Net premiums written	1,334,580	909,445	2,244,025	1,290,380	899,772	2,190,152

Net premiums earned	$1,261,870	$872,337	$2,134,207	$1,276,734	$870,206	$2,146,940
Policy-related fee income	2,479	—	2,479	2,634	—	2,634
Other underwriting-related fee income	—	89	89	—	616	616
Fee income	2,479	89	2,568	2,634	616	3,250
Losses and loss adjustment expenses	(860,669)	(383,645)	(1,244,314)	(887,392)	(470,536)	(1,357,928)
Acquisition expenses, net	(177,335)	(195,676)	(373,011)	(170,041)	(197,237)	(367,278)
Other operating expenses	(206,196)	(56,406)	(262,602)	(217,064)	(56,660)	(273,724)
Underwriting income	$20,149	$236,699	256,848	$4,871	$146,389	151,260

Net investment income			296,580			356,335
Net realized gains (losses)			53,681			23,765
Net impairment losses recognized in earnings			(61,640)			(105,993)
Equity in net income (loss) of investment funds accounted for using the equity method			135,428			(4,461)
Other income			14,588			12,071
Other expenses			(23,551)			(21,693)
Interest expense			(17,425)			(17,553)
Net foreign exchange gains (losses)			(48,208)			45,106
Income before income taxes			606,301			438,837
Income tax expense			(20,513)			(11,360)

Net income			585,788			427,477
Preferred dividends			(19,383)			(19,383)
Net income available to common shareholders			$566,405			$408,094

Underwriting Ratios
Loss ratio	68.2%	44.0%	58.3%	69.5%	54.1%	63.2%
Acquisition expense ratio (2)	13.9%	22.4%	17.4%	13.1%	22.7%	17.0%
Other operating expense ratio	16.3%	6.5%	12.3%	17.0%	6.5%	12.7%
Combined ratio	98.4%	72.9%	88.0%	99.6%	83.3%	92.9%

Net premiums written to gross premiums written	68.5%	97.3%	78.1%	67.0%	96.2%	77.0%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2009		2008		2009		2008
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Property, energy, marine and aviation	$118,536	25.0%	$91,461	19.6%	$310,950	23.3%	$278,372	21.6%
Programs	66,964	14.1%	78,045	16.7%	214,050	16.0%	205,830	16.0%
Professional liability	66,002	13.9%	70,778	15.2%	175,783	13.2%	188,442	14.6%
Executive assurance	58,529	12.4%	53,665	11.5%	161,527	12.1%	139,574	10.8%
Construction	36,823	7.8%	43,916	9.4%	129,584	9.7%	133,501	10.3%
Casualty	26,753	5.6%	28,456	6.1%	80,509	6.0%	88,160	6.8%
National accounts casualty	30,726	6.5%	16,609	3.6%	62,535	4.7%	39,080	3.0%
Travel and accident	15,998	3.4%	16,949	3.6%	53,089	4.0%	49,550	3.8%
Surety	12,025	2.5%	16,599	3.6%	32,637	2.4%	37,672	2.9%
Healthcare	10,854	2.3%	11,411	2.4%	31,740	2.4%	33,435	2.6%
Other (1)	30,466	6.5%	38,226	8.3%	82,176	6.2%	96,764	7.6%
Total	$473,676	100.0%	$466,115	100.0%	$1,334,580	100.0%	$1,290,380	100.0%

Net premiums earned
Property, energy, marine and aviation	$94,471	21.3%	$88,903	20.2%	$246,881	19.6%	$257,191	20.1%
Programs	69,436	15.7%	71,576	16.2%	207,914	16.5%	190,648	14.9%
Professional liability	57,540	13.0%	62,987	14.3%	172,323	13.7%	197,997	15.5%
Executive assurance	56,094	12.7%	47,237	10.7%	156,198	12.4%	136,141	10.7%
Construction	42,495	9.6%	45,601	10.3%	126,279	10.0%	127,543	10.0%
Casualty	30,004	6.8%	37,351	8.5%	93,948	7.4%	117,949	9.2%
National accounts casualty	19,969	4.5%	13,503	3.1%	47,487	3.8%	31,178	2.4%
Travel and accident	18,193	4.1%	17,671	4.0%	49,547	3.9%	49,150	3.8%
Surety	12,239	2.8%	13,891	3.1%	37,771	3.0%	39,447	3.1%
Healthcare	12,303	2.8%	12,292	2.8%	34,061	2.7%	38,874	3.0%
Other (1)	30,575	6.7%	30,037	6.8%	89,461	7.0%	90,616	7.3%
Total	$443,319	100.0%	$441,049	100.0%	$1,261,870	100.0%	$1,276,734	100.0%

Net premiums written by client location
United States	$342,112	72.2%	$348,306	74.7%	$998,531	74.8%	$957,715	74.2%
Europe	68,109	14.4%	57,155	12.3%	208,631	15.6%	200,112	15.5%
Other	63,455	13.4%	60,654	13.0%	127,418	9.6%	132,553	10.3%
Total	$473,676	100.0%	$466,115	100.0%	$1,334,580	100.0%	$1,290,380	100.0%

Net premiums written by underwriting location
United States	$336,552	71.1%	$354,002	75.9%	$972,847	72.9%	$959,440	74.4%
Europe	117,900	24.9%	97,548	20.9%	301,518	22.6%	279,413	21.7%
Other	19,224	4.0%	14,565	3.2%	60,215	4.5%	51,527	3.9%
Total	$473,676	100.0%	$466,115	100.0%	$1,334,580	100.0%	$1,290,380	100.0%

(1) Includes excess workers’ compensation, employers liability business and collateral protection business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2009	2009	2009	2008	2008	2008	2008	2007	2007	2009	2008

Gross premiums written	$673,986	$636,645	$638,409	$564,570	$678,338	$621,663	$626,348	$591,679	$722,688	$1,949,040	$1,926,349
Net premiums written	$473,676	$419,318	441,586	367,223	466,115	421,501	402,764	377,357	460,019	1,334,580	1,290,380

Net premiums earned	$443,319	$417,454	$401,097	$398,355	$441,049	$416,585	$419,100	$426,352	$429,584	$1,261,870	$1,276,734
Policy-related fee income	$814	$795	870	811	872	880	882	908	732	2,479	2,634
Other underwriting-related fee income	$0	$0	—	—	—	—	—	418	304	—	—
Fee income	814	795	870	811	872	880	882	1,326	1,036	2,479	2,634
Losses and loss adjustment expenses	$(303,304)	$(287,350)	(270,015)	(307,136)	(337,456)	(262,633)	(287,303)	(271,893)	(273,896)	(860,669)	(887,392)
Acquisition expenses, net	$(60,964)	$(58,748)	(57,623)	(54,498)	(62,752)	(55,400)	(51,889)	(54,596)	(52,880)	(177,335)	(170,041)
Other operating expenses	$(72,452)	$(70,836)	(62,908)	(71,819)	(71,861)	(71,566)	(73,637)	(68,677)	(68,548)	(206,196)	(217,064)
Underwriting income (loss)	$7,413	$1,315	$11,421	$(34,287)	$(30,148)	$27,866	$7,153	$32,512	$35,296	$20,149	$4,871

Underwriting Ratios
Loss ratio	68.4%	68.8%	67.3%	77.1%	76.5%	63.0%	68.6%	63.8%	63.8%	68.2%	69.5%
Acquisition expense ratio (1)	13.6%	13.9%	14.1%	13.5%	14.0%	13.1%	12.2%	12.6%	12.1%	13.9%	13.1%
Other operating expense ratio	16.3%	17.0%	15.7%	18.0%	16.3%	17.2%	17.6%	16.1%	16.0%	16.3%	17.0%
Combined ratio	98.3%	99.7%	97.1%	108.6%	106.8%	93.3%	98.4%	92.5%	91.9%	98.4%	99.6%

Net premiums written
Property, energy, marine and aviation	$118,536	$86,385	$106,029	$56,263	$91,461	$89,674	$97,237	$54,789	$85,178	$310,950	$278,372
Programs	66,964	72,279	74,807	64,619	78,045	73,202	54,583	50,524	67,792	214,050	205,830
Professional liability	66,002	57,773	52,008	58,449	70,778	63,583	54,081	65,832	80,708	175,783	188,442
Executive assurance	58,529	52,919	50,079	54,028	53,665	43,740	42,169	46,511	46,845	161,527	139,574
Construction	36,823	56,190	36,571	31,989	43,916	50,105	39,480	41,133	40,615	129,584	133,501
Casualty	26,753	27,217	26,539	27,936	28,456	31,161	28,543	35,975	46,392	80,509	88,160
National accounts casualty	30,726	7,582	24,227	8,856	16,609	9,416	13,055	7,967	8,976	62,535	39,080
Travel and accident	15,998	19,557	17,534	12,436	16,949	15,948	16,653	15,715	14,109	53,089	49,550
Surety	12,025	9,254	11,358	12,704	16,599	10,206	10,867	11,114	13,233	32,637	37,672
Healthcare	10,854	9,667	11,219	11,161	11,411	11,027	10,997	13,892	15,952	31,740	33,435
Other (2)	30,466	20,495	31,215	28,782	38,226	23,439	35,099	33,905	40,219	82,176	96,764
Total	$473,676	$419,318	$441,586	$367,223	$466,115	$421,501	$402,764	$377,357	$460,019	$1,334,580	$1,290,380

Net premiums earned
Property, energy, marine and aviation	$94,471	$78,570	$73,840	$76,586	$88,903	$83,830	$84,458	$79,574	$81,233	$246,881	$257,191
Programs	69,436	71,809	66,669	66,462	71,576	62,085	56,987	58,249	59,518	207,914	190,648
Professional liability	57,540	56,549	58,234	58,195	62,987	66,200	68,810	67,281	67,256	172,323	197,997
Executive assurance	56,094	52,288	47,816	45,192	47,237	44,496	44,408	44,887	46,481	156,198	136,141
Construction	42,495	43,364	40,420	38,603	45,601	39,225	42,717	44,975	43,174	126,279	127,543
Casualty	30,004	31,246	32,698	35,251	37,351	38,292	42,306	47,458	50,248	93,948	117,949
National accounts casualty	19,969	13,079	14,439	10,924	13,503	9,752	7,923	7,995	7,258	47,487	31,178
Travel and accident	18,193	18,198	13,156	13,414	17,671	15,994	15,485	16,561	14,469	49,547	49,150
Surety	12,239	12,141	13,391	12,109	13,891	12,057	13,499	14,874	16,597	37,771	39,447
Healthcare	12,303	10,830	10,928	10,880	12,292	13,137	13,445	15,256	16,249	34,061	38,874
Other (2)	30,575	29,380	29,506	30,739	30,037	31,517	29,062	29,242	27,101	89,461	90,616
Total	$443,319	$417,454	$401,097	$398,355	$441,049	$416,585	$419,100	$426,352	$429,584	$1,261,870	$1,276,734

(1) The acquisition expense ratio is adjusted to include certain fee income.

(2) Includes excess workers’ compensation, employers liability business and collateral protection business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2009		2008		2009		2008
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Casualty (1)	$85,084	33.5%	$82,497	36.4%	$257,006	28.3%	$275,458	30.6%
Property excluding property catastrophe (2)	90,845	35.8%	56,105	24.8%	300,502	33.0%	237,775	26.4%
Property catastrophe	50,539	19.9%	44,591	19.7%	234,423	25.8%	203,612	22.6%
Other specialty	10,595	4.2%	24,013	10.6%	54,611	6.0%	120,386	13.4%
Marine and aviation	16,187	6.4%	18,727	8.3%	60,101	6.6%	58,866	6.5%
Other	382	0.2%	644	0.2%	2,802	0.3%	3,675	0.5%
Total	$253,632	100.0%	$226,577	100.0%	$909,445	100.0%	$899,772	100.0%

Net premiums earned
Casualty (1)	$88,721	30.5%	$106,146	36.4%	$258,745	29.7%	$319,993	36.8%
Property excluding property catastrophe (2)	94,837	32.6%	68,670	23.5%	278,372	31.9%	199,456	22.9%
Property catastrophe	61,772	21.2%	57,015	19.5%	179,136	20.5%	158,792	18.2%
Other specialty	23,251	8.0%	36,388	12.5%	82,613	9.5%	110,930	12.7%
Marine and aviation	21,666	7.4%	22,395	7.7%	71,559	8.2%	76,772	8.8%
Other	819	0.3%	1,368	0.4%	1,912	0.2%	4,263	0.6%
Total	$291,066	100.0%	$291,982	100.0%	$872,337	100.0%	$870,206	100.0%

Net premiums written
Pro rata	$147,132	58.0%	$149,023	65.8%	$469,293	51.6%	$532,467	59.2%
Excess of loss	106,500	42.0%	77,554	34.2%	440,152	48.4%	367,305	40.8%
Total	$253,632	100.0%	$226,577	100.0%	$909,445	100.0%	$899,772	100.0%

Net premiums earned
Pro rata	$170,571	58.6%	$187,656	64.3%	$540,754	62.0%	$574,802	66.1%
Excess of loss	120,495	41.4%	104,326	35.7%	331,583	38.0%	295,404	33.9%
Total	$291,066	100.0%	$291,982	100.0%	$872,337	100.0%	$870,206	100.0%

Net premiums written by client location
United States	$174,932	69.0%	$125,650	55.5%	$598,090	65.8%	$495,935	55.1%
Europe	30,291	11.9%	52,841	23.3%	171,574	18.9%	255,133	28.4%
Bermuda	30,209	11.9%	34,354	15.2%	100,441	11.0%	109,198	12.1%
Other	18,200	7.2%	13,732	6.0%	39,340	4.3%	39,506	4.4%
Total	$253,632	100.0%	$226,577	100.0%	$909,445	100.0%	$899,772	100.0%

Net premiums written by underwriting location
Bermuda	$140,448	55.4%	$131,777	58.2%	$520,940	57.3%	$512,581	57.0%
United States	106,305	41.9%	86,671	38.3%	331,650	36.5%	333,780	37.1%
Other	6,879	2.7%	8,129	3.5%	56,855	6.2%	53,411	5.9%
Total	$253,632	100.0%	$226,577	100.0%	$909,445	100.0%	$899,772	100.0%

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2009	2009	2009	2008	2008	2008	2008	2007	2007	2009	2008

Gross premiums written	$266,193	$278,389	$390,129	$266,165	$228,593	$273,318	$433,827	$245,371	$286,272	$934,711	$935,738
Net premiums written	253,632	274,536	381,277	248,351	226,577	264,617	408,578	200,309	234,611	909,445	899,772

Net premiums earned	$291,066	$281,804	$299,467	$300,159	$291,982	$289,090	$289,134	$285,864	$305,945	$872,337	$870,206
Policy-related fee income	—	—	—	—	—	—	—	—	—	—	—
Other underwriting-related fee income	12	22	55	645	72	358	186	540	574	89	616
Fee income	12	22	55	645	72	358	186	540	574	89	616
Losses and loss adjustment expenses	(141,610)	(111,508)	(130,527)	(183,680)	(211,430)	(141,992)	(117,114)	(123,858)	(128,799)	(383,645)	(470,536)
Acquisition expenses, net	(61,775)	(65,066)	(68,835)	(68,733)	(70,661)	(63,826)	(62,750)	(57,106)	(78,544)	(195,676)	(197,237)
Other operating expenses	(21,271)	(16,943)	(18,192)	(21,761)	(18,331)	(20,091)	(18,238)	(25,126)	(22,153)	(56,406)	(56,660)
Underwriting income (loss)	$66,422	$88,309	$81,968	$26,630	$(8,368)	$63,539	$91,218	$80,314	$77,023	$236,699	$146,389

Underwriting Ratios
Loss ratio	48.7%	39.6%	43.6%	61.2%	72.4%	49.1%	40.5%	43.3%	42.1%	44.0%	54.1%
Acquisition expense ratio	21.2%	23.1%	23.0%	22.9%	24.2%	22.1%	21.7%	20.0%	25.7%	22.4%	22.7%
Other operating expense ratio	7.3%	6.0%	6.1%	7.2%	6.3%	6.9%	6.3%	8.8%	7.2%	6.5%	6.5%
Combined ratio	77.2%	68.7%	72.7%	91.3%	102.9%	78.1%	68.5%	72.1%	75.0%	72.9%	83.3%

Net premiums written
Casualty (1)	$85,084	$72,490	$99,432	$71,740	$82,497	$86,974	$105,987	$107,909	$103,718	$257,006	$275,458
Property excluding property catastrophe (2)	90,845	90,569	119,088	90,909	56,105	85,748	95,922	40,729	43,341	300,502	237,775
Property catastrophe	50,539	91,981	91,903	27,534	44,591	52,797	106,224	8,762	35,268	234,423	203,612
Other specialty	10,595	3,304	40,712	26,066	24,013	20,693	75,680	13,664	33,145	54,611	120,386
Marine and aviation	16,187	15,391	28,523	31,867	18,727	17,975	22,164	29,156	17,903	60,101	58,866
Other	382	801	1,619	235	644	430	2,601	89	1,236	2,802	3,675
Total	$253,632	$274,536	$381,277	$248,351	$226,577	$264,617	$408,578	$200,309	$234,611	$909,445	$899,772

Net premiums earned
Casualty (1)	$88,721	$84,078	$85,946	$95,990	$106,146	$106,199	$107,648	$118,160	$115,862	$258,745	$319,993
Property excluding property catastrophe (2)	94,837	87,304	96,231	78,778	68,670	67,445	63,341	63,676	62,699	278,372	199,456
Property catastrophe	61,772	58,763	58,601	60,975	57,015	51,496	50,281	44,951	53,703	179,136	158,792
Other specialty	23,251	25,912	33,450	36,255	36,388	36,058	38,484	30,741	49,232	82,613	110,930
Marine and aviation	21,666	25,063	24,830	26,877	22,395	26,946	27,431	25,950	21,889	71,559	76,772
Other	819	684	409	1,284	1,368	946	1,949	2,386	2,560	1,912	4,263
Total	$291,066	$281,804	$299,467	$300,159	$291,982	$289,090	$289,134	$285,864	$305,945	$872,337	$870,206

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Fixed Income Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	September 30,		June 30,		March 31,		December 31,		September 30,
	2009		2009		2009		2008		2008
Investable assets:
Fixed maturities available for sale, at market value	$9,265,961	80%	$8,944,110	83%	$8,540,653	83%	$8,122,221	81%	$7,544,831	75%
Fixed maturities pledged under securities lending agreements, at market value (1)	609,334	5%	559,385	5%	503,449	5%	626,501	6%	901,559	9%
Total fixed maturities	9,875,295	85%	9,503,495	88%	9,044,102	88%	8,748,722	87%	8,446,390	84%
Short-term investments available for sale, at market value	706,157	6%	660,859	6%	749,708	7%	479,586	5%	863,783	9%
Short-term investments pledged under securities lending agreements, at market value (1)	—	0%	—	0%	56,242	1%	101,564	1%	3,987	0%
Cash	385,149	4%	336,693	3%	244,037	2%	251,739	3%	239,097	2%
TALF investments, at market value (2)	250,517	2%	—	—	—	—	—	—	—	—
Other investments
Fixed income mutual funds	55,646	1%	49,505	0%	32,912	0%	39,858	0%	60,051	1%
Privately held securities and other (Aeolus LP, etc.)	98,880	1%	65,755	1%	72,076	1%	69,743	1%	82,095	1%
Investment funds accounted for using the equity method	376,381	3%	370,165	4%	293,452	3%	301,027	3%	384,139	4%
Securities transactions entered into but not settled at the balance sheet date	(198,980)	(2)%	(239,736)	(2)%	(241,836)	(2)%	(18,236)	0%	(39,117)	(1)%
Total investable assets (1)	$11,549,045	100%	$10,746,736	100%	$10,250,693	100%	$9,974,003	100%	$10,040,425	100%

Fixed income metrics (1):
Average effective duration (in years)	3.09		3.02		3.02		3.62		3.44
Average credit quality	AA+		AA+		AA+		AA+		AA+
Imbedded book yield (before investment expenses)	3.93%		4.06%		4.17%		4.55%		4.74%

Credit quality distribution of total fixed maturities (1) (3):
AAA	$7,124,679	72%	$7,163,333	75%	$7,146,184	79%	$6,756,503	77%	$6,202,446	73%
AA	1,232,298	12%	1,013,732	10%	833,192	9%	815,512	9%	1,177,943	14%
A	786,142	8%	734,015	8%	645,995	7%	750,947	9%	651,915	8%
BBB	274,338	3%	267,107	3%	178,854	2%	195,319	2%	205,362	2%
BB	75,030	1%	65,242	1%	54,094	1%	52,349	1%	46,283	1%
B	231,047	2%	178,196	2%	126,670	1%	126,688	1%	109,544	1%
Lower than B	69,921	1%	29,446	0%	11,825	0%	9,549	0%	8,868	0%
Not rated	81,840	1%	52,424	1%	47,288	1%	41,855	1%	44,029	1%
Total fixed maturities, at market value	$9,875,295	100%	$9,503,495	100%	$9,044,102	100%	$8,748,722	100%	$8,446,390	100%

(1)   In securities lending transactions, the Company receives collateral in excess of the market value of the fixed maturities and short-term investments pledged under securities lending agreements. This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at market value.

(2)   The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full defeasance of the loan. As of September 30, 2009, the Company had $250.5 million of securities purchased under TALF which are reflected as “TALF investments, at market value” and has $219.8 million of secured financing from the Federal Reserve that is reflected as “TALF borrowings, at market value.” The Company is carrying the TALF investments and TALF borrowings at market value.

(3)   Ratings as assigned by the major rating agencies.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities and Analysis of Corporate Exposures

(U.S. dollars in thousands)

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding TALF investments, at September 30, 2009:

		Gross	Gross	Net		Estimated
	Estimated	Unrealized	Unrealized	Unrealized	Amortized	Market Value /
	Market Value	Gains	Losses	Gains (Losses)	Cost	Amortized Cost

Corporate bonds	$3,099,701	$142,953	$(15,445)	$127,508	$2,972,193	104.3%
Mortgage backed securities	1,708,414	25,898	(60,721)	(34,823)	1,743,237	98.0%
U.S. government and government agencies	1,480,190	24,338	(2,995)	21,343	1,458,847	101.5%
Commercial mortgage backed securities	1,170,712	35,284	(10,946)	24,338	1,146,374	102.1%
Asset backed securities	497,293	22,763	(13,607)	9,156	488,137	101.9%
Municipal bonds	910,903	55,911	(4)	55,907	854,996	106.5%
Non-U.S. government securities	1,008,082	54,444	(4,936)	49,508	958,574	105.2%
Total	$9,875,295	$361,591	$(108,654)	$252,937	$9,622,358	102.6%

Corporate Exposures:

The following table summarizes the Company’s corporate bonds by major sector at September 30, 2009:

	Estimated Market Value
		% of Asset	% of Investable
	Total	Class	Assets
Sector:
Financials	$1,039,839	33.5%	9.0%
Industrials	770,532	24.9%	6.7%
Foreign agencies	598,484	19.3%	5.2%
Utilities	73,570	2.4%	0.6%
All other (1)	617,276	19.9%	5.3%
Total	$3,099,701	100.0%	26.8%

(1) Includes sovereign securities, supernational securities and other.

The following table summarizes the Company’s corporate bonds by credit quality distribution at September 30, 2009:

	Estimated Market Value
		% of Asset	% of Investable
	Total	Class	Assets
Rating:
AAA	$1,290,327	41.6%	11.2%
AA	558,360	18.0%	4.8%
A	648,652	20.9%	5.6%
BBB	257,974	8.3%	2.2%
BB	48,263	1.6%	0.4%
B	178,709	5.8%	1.5%
Lower than B	21,367	0.7%	0.2%
Not rated	96,049	3.1%	0.8%
Total	$3,099,701	100.0%	26.8%

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers at September 30, 2009:

	Estimated Market Value
	Government	Not
	Guaranteed (1)	Guaranteed	Total

JPMorgan Chase & Co.	$61,102	$84,965	$146,067
Bank of America Corp.	44,054	57,555	101,609
General Electric Capital Corp.	49,123	43,477	92,600
GMAC LLC	81,592	—	81,592
Anz National (Int’l) Limited	79,840	1,557	81,397
Commonwealth Bank of Australia	79,879	—	79,879
Swedish Housing Finance Corp.	77,601	—	77,601
Instituto de Crédito Oficial	73,021	—	73,021
Société Financement de l’Econ.	67,886	—	67,886
Barclays PLC	28,751	38,981	67,732
Total	$642,849	$226,535	$869,384

(1) Securities of US-domiciled issuers are guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), a U.S. government agency, under the Temporary Liquidity Guarantee Program. Anz National (Int’l) Limited, Commonwealth Bank of Australia, Swedish Housing Finance Corp., Instituto de Crédito Oficial, Société Financement de l’Economie Française and Barclays PLC are guaranteed by foreign governments.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage backed securities (“MBS”) and commercial mortgage backed securities (“CMBS”) at September 30, 2009, excluding amounts guaranteed by the U.S. government:

			Average	Estimated Market Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$2,735	AAA	$2,609	95.4%	0.0%
	2004	24,708	AA	20,567	83.2%	0.2%
	2005	86,295	A-	66,132	76.6%	0.6%
	2006	60,121	BB-	49,049	81.6%	0.4%
	2007	90,707	B+	73,138	80.6%	0.6%
	2008	13,084	AAA	10,553	80.7%	0.1%
	2009 (6)	127,186	AAA	130,660	102.7%	1.1%
Total non-agency MBS		$404,836	A-	$352,708	87.1%	3.1%

Non-agency CMBS:	1998	$3,737	AAA	$3,568	95.5%	0.0%
	1999	264	AAA	265	100.4%	0.0%
	2000	115,316	AAA	118,175	102.5%	1.0%
	2001	163,323	AAA	167,597	102.6%	1.5%
	2002	66,024	AAA	68,334	103.5%	0.6%
	2003	78,840	AAA	81,288	103.1%	0.7%
	2004	33,345	AAA	32,482	97.4%	0.3%
	2005	86,531	AAA	83,361	96.3%	0.7%
	2006	63,012	AAA	63,575	100.9%	0.6%
	2007	39,299	AAA	40,281	102.5%	0.3%
Total non-agency CMBS		$649,691	AAA	$658,926	101.4%	5.7%

	Non-Agency	Non-Agency
Additional Statistics	MBS	CMBS (1)

Wtd. average loan age (months)	40	85
Wtd. average life (months) (2)	44	21
Wtd. average loan-to-value % (3)	70.6%	58.3%
Total delinquencies (4)	17.2%	3.9%
Current credit support % (5)	21.0%	29.4%

(1)   Loans defeased with government/agency obligations represented approximately 22% of the collateral underlying the Company’s CMBS holdings.

(2)   The weighted average life for MBS is based on the interest rates in effect at September 30, 2009.  The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)   The range of loan-to-values on MBS is 40% to 88%, while the range of loan-to-values on CMBS is 56% to 84%.

(4)   Total delinquencies includes 60 days and over.

(5)   Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

(6)   Represents Re-REMICs issued in 2009 with an average credit quality of “AAA” from Fitch Ratings.

The following table provides information on the Company’s asset backed securities (“ABS”) at September 30, 2009:

		Average	Estimated Market Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Autos (1)	$188,363	AAA	$195,991	104.0%	1.7%
Credit cards (2)	164,830	AAA	174,784	106.0%	1.5%
Rate reduction bonds (3)	62,473	AAA	65,791	105.3%	0.6%
Student loans (4)	20,500	AAA	21,525	105.0%	0.2%
Equipment (5)	14,998	AAA	15,686	104.6%	0.1%
Other	7,822	AA+	6,925	88.5%	0.1%
	458,986	AAA	480,702	104.7%	4.2%

Home equity (6)	$15,288	AAA	$10,702	70.0%	0.1%
	4,143	AA	1,359	32.8%	0.0%
	139	A	29	20.9%	0.0%
	1,064	BB	320	30.1%	0.0%
	5,363	B	3,186	59.4%	0.0%
	1,834	CCC	734	40.0%	0.0%
	585	CC	165	28.2%	0.0%
	735	D	96	13.1%	0.0%
	29,151	A	16,591	56.9%	0.1%

Total ABS	$488,137	AAA	$497,293	101.9%	4.3%

The effective duration of the total ABS was 1.1 years at September 30, 2009.

(1)   The weighted average credit support % on autos is 21.5%.

(2)   The average excess spread % on credit cards is 17.8%.

(3)   The weighted average credit support % on rate reduction bonds is 0.6%.

(4)   The weighted average credit support % on student loans is 6.4%.

(5)   The weighted average credit support % on equipment is 10.2%.

(6)   The weighted average credit support % on home equity is 33%.

The Company’s investment portfolio included $53.0 million par in sub-prime securities at September 30, 2009, with an estimated market value of $16.6 million and an average credit quality of “Baa3/A.” Such amounts were primarily in the home equity sector with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $20.8 million estimated market value of sub-prime securities with an average credit quality of “BBB-” from Standard & Poors and “Ba3” from Moody’s.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Bank Loan Investments

(U.S. dollars in thousands)

The Company’s investments in bank loan funds are included in the following categories at September 30, 2009:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

Investment funds accounted for using the equity method	$280,702	61.2%	2.4%
Corporate bonds, at market value	137,668	30.0%	1.2%
Other investments, at market value	39,956	8.8%	0.3%
Total	$458,326	100.0%	4.0%

The following table summarizes the Company’s bank loan funds by currency (translated into U.S. Dollars) at September 30, 2009:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

U.S.-denominated	$302,271	66.0%	2.6%
Euro-denominated	156,055	34.0%	1.4%
Total	$458,326	100.0%	4.0%

The following table summarizes the Company’s bank loan funds by major sector at September 30, 2009:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets
Sector:
Healthcare, education and childcare	$53,540	11.7%	0.5%
Diversified / conglomerate service	48,675	10.6%	0.4%
Broadcasting and entertainment	44,760	9.8%	0.4%
Printing and publishing	43,842	9.6%	0.4%
Chemicals, plastics and rubber	29,680	6.5%	0.3%
Utilities	26,400	5.8%	0.2%
All other	211,429	46.0%	1.8%
Total	$458,326	100.0%	4.0%

Additional Statistics:

Weighted average rating factor (Moody’s)	B2
Weighted average carrying value as % of par value	79.8%
Estimated % of “CCC” and lower rated holdings	10.5%

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of net impairment losses included in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses included in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

In the 2008 fourth quarter, the Company sustained a net loss. Accordingly, based on GAAP, diluted net loss per share and diluted weighted average shares outstanding for the 2008 fourth quarter do not include the effect of dilutive common share equivalents since the inclusion of such common share equivalents is anti-dilutive to per share results.  The 2008 fourth quarter pro forma diluted net loss per share included in this supplement reflects the effect of such dilutive common share equivalents in order to make comparisons to other periods more meaningful. This presentation is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to actual diluted net loss per share (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on page 19 of this supplement.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income available to common shareholders to net income (loss) available to common shareholders along with related per common share results:

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2009	2009	2009	2008 (1)	2008	2008	2008	2007	2007	2009	2008

After-tax operating income available to common shareholders	$160,332	$163,041	$169,001	$85,934	$64,094	$185,375	$201,983	$221,520	$214,582	$492,374	$451,452
Net realized gains (losses), net of tax	69,190	(11,243)	(9,111)	(30,836)	(21,904)	(2,174)	45,782	37,413	16,577	48,836	21,704
Net impairment losses recognized in earnings, net of tax	(4,643)	(20,786)	(36,134)	(75,169)	(82,514)	(10,694)	(12,646)	(19,202)	(2,698)	(61,563)	(105,854)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	69,119	75,890	(9,581)	(174,147)	(1,731)	19,583	(22,313)	(906)	(5,283)	135,428	(4,461)
Net foreign exchange gains (losses), net of tax	(19,591)	(54,773)	25,694	51,246	68,445	192	(23,384)	(4,416)	(23,433)	(48,670)	45,253
Net income (loss) available to common shareholders	$274,407	$152,129	$139,869	$(142,972)	$26,390	$192,282	$189,422	$234,409	$199,745	$566,405	$408,094

Diluted per common share results:
After-tax operating income available to common shareholders	$2.56	$2.60	$2.70	$1.43	$1.02	$2.82	$2.97	$3.12	$2.96	$7.87	$6.89
Net realized gains (losses), net of tax	1.11	(0.18)	(0.14)	(0.51)	(0.35)	(0.03)	0.67	0.53	0.23	0.78	0.33
Net impairment losses recognized in earnings, net of tax	(0.08)	(0.33)	(0.58)	(1.25)	(1.31)	(0.17)	(0.19)	(0.27)	(0.04)	(0.98)	(1.62)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	1.11	1.21	(0.15)	(2.90)	(0.03)	0.30	(0.33)	(0.01)	(0.07)	2.16	(0.07)
Net foreign exchange gains (losses), net of tax	(0.31)	(0.87)	0.41	0.85	1.09	0.00	(0.34)	(0.06)	(0.32)	(0.78)	0.70
Net income (loss) available to common shareholders	$4.39	$2.43	$2.24	$(2.38)	$0.42	$2.92	$2.78	$3.31	$2.76	$9.05	$6.23
Weighted average common shares and common share equivalents outstanding — diluted	62,533,816	62,626,317	62,559,969	60,048,258	62,830,910	65,748,119	68,019,413	70,901,361	72,378,940	62,590,228	65,530,570

Pro Forma (1)
Diluted per common share results:
After-tax operating income available to common shareholders	$1.37
Net realized gains (losses), net of tax	(0.49)
Net impairment losses recognized in earnings, net of tax	(1.20)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	(2.78)
Net foreign exchange gains (losses), net of tax	0.82
Net income (loss) available to common shareholders	$(2.28)

Weighted average common shares and common share equivalents outstanding — diluted	62,587,256

(1) Due to the net loss recorded in the 2008 fourth quarter, diluted weighted average common shares and common share equivalents as reported do not include 2.5 million dilutive common share equivalents since the inclusion of such common share equivalents would have had an anti-dilutive effect on the loss per share under GAAP. The 2008 fourth quarter pro forma per diluted share amounts include such dilutive common share equivalents in order to make comparisons to the 2007 fourth quarter more meaningful.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2009	2009	2009	2008	2008	2008	2008	2007	2007	2009	2008

After-tax operating income available to common shareholders	$160,332	$163,041	$169,001	$85,934	$64,094	$185,375	$201,983	$221,520	$214,582	$492,374	$451,452
Annualized after-tax operating income available to common shareholders (a)	$641,328	$652,164	$676,004	$343,736	$256,376	$741,500	$807,932	$886,080	$858,328	$656,499	$601,936

Beginning common shareholders’ equity	$3,704,968	$3,305,396	$3,107,965	$3,191,710	$3,561,233	$3,679,544	$3,710,811	$3,549,795	$3,379,067	$3,107,965	$3,710,811
Ending common shareholders’ equity	$4,135,822	$3,704,968	$3,305,396	$3,107,965	$3,191,710	$3,561,233	$3,679,544	$3,710,811	$3,549,795	4,135,822	3,191,710

Average common shareholders’ equity (b)	$3,920,395	$3,505,182	$3,206,681	$3,149,838	$3,376,472	$3,620,389	$3,695,178	$3,630,303	$3,464,431	$3,621,894	$3,451,261

Annualized operating return on average common equity (a)/(b)	16.4%	18.6%	21.1%	10.9%	7.6%	20.5%	21.9%	24.4%	24.8%	18.1%	17.4%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008	2008	2008	2007	2007
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 30, 2011 (variable)	100,000	100,000	100,000	100,000	100,000	100,000	—	—	—
Total debt	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$300,000	$300,000	$300,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%) (1)	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%) (2)	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	4,135,822	3,704,968	3,305,396	3,107,965	3,191,710	3,561,233	3,679,544	3,710,811	3,549,795
Total shareholders’ equity	$4,460,822	$4,029,968	$3,630,396	$3,432,965	$3,516,710	$3,886,233	$4,004,544	$4,035,811	$3,874,795

Total capital	$4,860,822	$4,429,968	$4,030,396	$3,832,965	$3,916,710	$4,286,233	$4,304,544	$4,335,811	$4,174,795

TALF non-recourse borrowings, at market value, due between 2012 to 2014 (various) (3)	219,843	—	—	—	—	—	—	—	—

Total capital and TALF non-recourse borrowings	$5,080,665	$4,429,968	$4,030,396	$3,832,965	$3,916,710	$4,286,233	$4,304,544	$4,335,811	$4,174,795

Common shares outstanding (4) (b)	59,524,309	60,980,806	60,532,222	60,511,974	60,173,489	61,943,100	64,649,618	67,318,466	69,141,795

Book value per common share (a)/(b)	$69.48	$60.76	$54.61	$51.36	$53.04	$57.49	$56.92	$55.12	$51.34

Leverage ratios:
Senior notes/total capital	6.2%	6.8%	7.4%	7.8%	7.7%	7.0%	7.0%	6.9%	7.2%
Revolving credit agreement borrowings/total capital	2.1%	2.3%	2.5%	2.6%	2.6%	2.3%	0.0%	0.0%	0.0%
Debt/total capital	8.2%	9.0%	9.9%	10.4%	10.2%	9.3%	7.0%	6.9%	7.2%
Preferred/total capital	6.7%	7.3%	8.1%	8.5%	8.3%	7.6%	7.6%	7.5%	7.8%
Debt and preferred/total capital	14.9%	16.4%	18.0%	18.9%	18.5%	16.9%	14.5%	14.4%	15.0%

(1)	8,000,000 shares, $25 liquidation preference, redeemable by Company on or after February 1, 2011.
(2)	5,000,000 shares, $25 liquidation preference, redeemable by Company on or after May 15, 2011.
(3)

The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full defeasance of the loan. As of September 30, 2009, the Company had $250.5 million of securities purchased under TALF which are reflected as “TALF investments, at market value” and has $219.8 million of secured financing from the Federal Reserve which is reflected as “TALF borrowings, at market value.” The Company excludes the TALF non-recourse borrowings from the calculations of total capital and related leverage ratios due to the nature of the borrowings. If the TALF non-recourse borrowings were included in total capital, the ratio of debt to total capital would have been 12.2% and the ratio of debt and preferred to total capital would have been 18.6% at September 30, 2009.

(4)	Excludes the effects of stock options and restricted stock units outstanding.